UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (559) 298-1775

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01              OTHER EVENTS

On October 20, 2004, Central Valley Community Bancorp’s Board of Directors suspended operation of the stock repurchase program previously approved on January 21, 2004.

The Board of Directors of Central Valley Community Bancorp had approved the repurchase of up to $500,000 of its outstanding common stock.  As of September 30, 2004, Central Valley Community Bancorp had repurchased 9,000 shares at a cost of $212,400.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2004	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief Executive Officer (Principal Executive Officer)